UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 1.01	Entry into Material Definitive Agreement and

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 11, 2013, Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into a First Amendment (the “Amendment”) to the Senior Term Loan Agreement dated as of February 2, 2012 (the “Loan Agreement”) among Prologis, Inc., a Maryland corporation (“Prologis”), the Operating Partnership, various affiliates of the Operating Partnership, various lenders and Bank of America, N.A., as Administrative Agent. The Amendment amended the Loan Agreement by (i) changing the definition of “Global Credit Agreement” to refer to the Global Senior Credit Agreement dated as of July 11, 2013 (the “Global Facility”) among Prologis, the Operating Partnership, various affiliates thereof and various lenders and various agents, including Bank of America, as Global Administrative Agent, thereby automatically amending certain covenants, defaults and other provisions (the “Conforming Provisions”) to conform with the Global Facility, and (ii) removing one of the conditions to the possible exercise by the Operating Partnership of an option to a third annual extension of the maturity date of the Loan Agreement if the Operating Partnership elects to exercise the prior two extension options.

In addition, the Global Facility included a modification to the Third Amended and Restated Revolving Credit Agreement (the “Yen Facility”) dated as of June 3, 2011 among Prologis Japan Finance Y.K. (formerly known as AMB Japan Finance Y.K.), as Initial Borrower, the Operating Partnership, as a Guarantor, Prologis, as a Guarantor, the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as Administrative Agent. The modification designated the Global Facility as a “Prologis Credit Agreement” (as defined in the Yen Facility), thereby automatically amending the Conforming Provisions.

The Amendment has been included herewith as Exhibit 10.1 and is incorporated herein by reference.

The Global Facility was filed as Exhibit 10.1 to the 8-K filed on July 15, 2013.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment dated as of July 11, 2013 to the Senior Term Loan Agreement dated as of February 2, 2012 among Prologis, Inc., Prologis, L.P., various affiliates thereof, various lenders and Bank of America, N.A., as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2013

PROLOGIS, INC.

By:	/s/ Michael T. Blair
Name:	Michael T. Blair
Title:	Managing Director and Deputy General Counsel

Date: July 16, 2013

PROLOGIS, L.P. By: Prologis, Inc., its General Partner

By:	/s/ Michael T. Blair
Name:	Michael T. Blair
Title:	Managing Director and Deputy General Counsel